UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): July 18 , 2002
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                                AUTHORISZOR INC.
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             (Exact name of registrant as specified in its charter)


      Delaware                         000-27869                  75-2661571
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

WRDC Ltd, First Floor, Ebor Court, Westgate, Leeds                 LS1 4ND
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:  44 113 245 4788
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(Former name or former address, if changed since last report)




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Item 2.  Acquisition or Disposition of Assets

         On July 18, 2002, Authoriszor Inc. (the "Company") consummated an investment agreement (the "Investment Agreement"), dated as of July 18th July, 2002, with Authoriszor Holdings Limited ("AHL"), Roy Williams ("Williams"), Garcia Hanson ("Hanson"), Zalcany Limited ("Zalcany") and Noblepoint Limited ("Noblepoint," and collectively with Williams, Hanson and Zalcany, the "Investors"), pursuant to which, inter alia, the Investors purchased Preferred Ordinary Shares of AHL (the "AHL Preferred Shares"), a subsidiary of the Company, for an aggregate purchase price of (pound)574,994.94 ($902,684.56). The Investment Agreement is filed as Exhibit 2.1 to this Current Report. As a result, the Company's equity interest in AHL, which is in the form of ordinary shares of AHL (the "AHL Ordinary Shares"), has decreased from 100% to 35%.

         Following this transaction and a restructuring of the ownership of shares of its subsidiaries, AHL owns all of the capital stock of WRDC Limited, Authoriszor Ltd., Logsys Limited and, indirectly through WRDC Limited, over 75% of the stock of PAD (London) Limited and WRDC AG. Also, AHL's name was changed to WRDC Logsys Limited. The Investment Agreement restricts AHL from making payments to the Company without the consent of the Investors: however, approximately (pound)300,000 ($470,970.00) of the investment proceeds were paid to Company by AHL in payment of certain inter-company indebtedness. In connection with this transaction, the Company redeemed 117,742.5 shares of the Company's Series A Cumulative Redeemable Preferred Stock owned by Hanson, the Chief Executive Officer of the Company and AHL, for the aggregate redemption price set forth in the Series A Preferred Stock designations of (pound)150,000 ($235,845.00). Also, since the Company no longer controls AHL, effective July 18, 2002, the Company will not be able to consolidate the financial statements of AHL and its subsidiaries.

         Hanson utilized a significant portion of the proceeds from the redemption in connection with the purchase of his AHL Preferred Shares. The Investment Agreement also prohibits AHL from issuing shares of its stock without the consent of the Investors, except that AHL may issue a certain number additional shares (the "Additional Shares") at a purchase price not less than the price paid by the Investors. If all the Additional Shares are issued, the Company's equity interest in AHL would be reduced to 32.4%. The Investment Agreement provides that the board of directors of AHL shall consist of not less than four persons, including two persons nominated by the Investors. The current members of the board of directors of AHL following the completion of the transaction are Hanson, Godfrey Stephen Shingles and Ian McNeill. The Company does not have the right to nominate a director.

         The powers, preferences and rights of the AHL Ordinary Shares and AHL Preferred Shares are set forth in the Articles of Association of AHL ("AHL Articles"), which is filed as Exhibit 2.2 to this Current Report. The AHL
Articles contain a right of first refusal provision that grants to any shareholder of AHL, which currently consists of the Company and the Investors (collectively, the "AHL Shareholders"), the first right to purchase the shares of AHL that another AHL Shareholder desires to sell to a third-party. The price

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of such purchase will be  determined  by either a mutual  agreement  between the directors of AHL and the transferring AHL Shareholder or by an independent accountant.

         The foregoing summary is not intended to be complete and is subject to, and is qualified in its entirety by reference to, all of the provisions of the exhibits to this Form 8-K.

         In connection with this transaction, the Board of Directors of the Company adopted resolutions pursuant to Rule 3a-2(a)(2) of the Investment
Company Act of 1940 (the "40 Act") to be treated as a transient investment company under the 40 Act. Such resolutions evidenced the Company's intent to be engaged as soon as is reasonably possible (but in no event later than one year) in a business other than owning or holding securities. Accordingly, the Board will explore transactions pursuant to which the Company may dispose of its AHL stock or acquire sufficient assets that are not securities in order for it not to be deemed an investment company as that term is defined in Section 3(a)(1) of the 40 Act.

         As reported in the Company's Form 10-QSB for the quarter ended March 31, 2002, in the absence of additional financing the Company and its subsidiaries would not have sufficient working capital to continue to operate substantially beyond the end of its fiscal year, June 30, 2002, which would have resulted in severe curtailment of the operations of the Company and its subsidiaries. Management believes that this financing transaction provides AHL sufficient working capital to continue operations for the remainder of the calendar year and enhances the ability of the Company to meet its obligation to its creditors.

This Current Report contains forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements. These statements are based on current expectations of Authoriszor Inc. and Authoriszor Holdings Limited and its subsidiaries and are subject to risks and uncertainties that may cause actual results to be materially different from those that may be implied by such forward-looking statements contained in this Current Report. Important factors that could result in such differences include: general economic conditions in the Company's markets; those factors identified in Authoriszor's Form 10-KSB, dated October 19, 2001, as amended by the Form 10-KSB/A, dated November 7, 2001, including without limitation, those factors identified as risk factors I n Authoriszor's Prospectus, dated May 19, 2000, as supplemented; those factors identified in the Form 10-QSB for the quarter ended March 31, 2002; those factors identified in subsequent filings with the Securities and Exchange Commission and other factors that may affect business generally.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements of Businesses Acquired.
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                  Not Applicable

(b)      Pro Forma Financial Information.
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                  Not Applicable

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(c)      Exhibits.
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         The following Exhibits are filed as a part of this Current Report:

2.1 Investment Agreement, dated as of July 18th, 2002, by and among Authoriszor Inc., Authoriszor Holdings Limited, Roy Williams, Garcia Hanson, Zalcany Limited and Noblepoint Limited.

2.2      Articles of Association of Authoriszor Holdings Limited.







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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AUTHORISZOR INC.


Date: August 2, 2002                        By: /s/ Garcia Hanson
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                                               Chief Executive Officer and
                                               President









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                                  EXHIBIT INDEX





      Exhibit No.                      Exhibit Description

         2.1 Investment Agreement, dated as of July 18th, 2002, by and among Authoriszor Inc., Authoriszor Holdings Limited, Roy Williams, Garcia Hanson, Zalcany Limited and Noblepoint Limited. The Business Plan referenced in the Investment Agreement has been omitted pursuant to Item 601(b)(2) of Regulation SB.

         2.2               Articles  of  Association  of  Authoriszor   Holdings
                           Limited.